UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 4, 2009

EN2GO INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-50480	98-0389557
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2921 West Olive Avenue, Burbank, California 91505
(Address of Principal Executive Offices)

(818) 433-7191
(Issuer's Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On March 3, 2009, En2Go International, Inc.’s (the “Company”) Board of Directors adopted an amended and restated Code of Ethics for the Company (the “Code”), which shall replace the Company’s existing Code of Ethics.  The Code provides more comprehensive standards as applied to all employees, officers and directors.  The Code is attached hereto as Exhibit 14.1 and is available on the Company’s website at www.en2go.net.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Exhibit Description
14.1	Code of Ethics

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EN2GO INTERNATIONAL, INC.

March 4, 2009

By:	/s/ PAUL FISHKIN
Paul Fishkin
President